C

Form 3000-003 (Dec 2025)	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT **ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES** Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.) Act for Acquired Lands of 1947 (30 U.S.C. 351-359) Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025) Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)	FORM APPROVED OMB NO. 1004-0034 Expires: Dec. 31, 2028 Lease Serial No. NVNV106770413 Legacy Lease Serial No. Lease Effective Date (Anniversary Date) 05/01/2026

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee* Street City, State, Zip Code: BIOFORCE NANOSCIENCES HOLDINGS, INC. 2020 GENERAL BOOTH BLVD, STE 230 VIRGINIA BEACH, VA 23454

1a. Assignor: NATURAL MINERALS TRUST LLC 16192 COASTAL HWY LEWES, DE 19958

*If more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees on page 2 of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* ■ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☑ Record Title, ☑ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description Additional space of page 2, if needed. Do not submit documents or agreements other than this form, such documents or agreements shall only be referenced herein. a	Percent of Interest Owned b	Conveyed c	Retained d	Percent of Overriding Royalty Similar Interests Reserved e	Previously reserved or conveyed f
T.4N R.61 E Meridian Mount Diablo State: NV County: Nye		100%		2% ORRI	
Sec. 4 Lots 1 thru 4; Sec. 4 S1/2NE1/4, S1/2NW1/4, S1/2;		100%		2% ORRI	
Sec. 5 Lots 1 thru 4; Sec.5 S1/2NE1/4, S1/2NW1/4, S1/2;		100%		2% ORRI	
Sec. 6 Lots 1,2; Sec. 6 S1/2NE1/4, NE1/4SE1/4		100%		2% ORRI	

RECEIVED
JUN 08 2026
BLM NVSO IAC

FOR BLM USE ONLY – DO NOT WRITE BELOW THIS LINE

UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☑ Assignment approved for above described lands;

☐ Assignment approved for attached land description

☐ Assignment approved for land description indicated on reverse of this form

New Serial Number

Assignment approved effective JUL 01 2026

By /s/ Jonathan L. Estrella — Bureau of Land Management (BLM)

Supervisory Land Law Examiner (Title) — JUN 23 2026 (Date)

(Continued on Page 2)

FOR ASSIGNOR

c

Form 3000-003
(Dec 2025)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES

Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
Act for Acquired Lands of 1947 (30 U.S.C. 351-359)
Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

FORM APPROVED
OMB NO. 1004-0034
Expires: Dec. 31, 2028

Lease Serial No.
NVNV106770412

Legacy Lease Serial No.

Lease Effective Date
(Anniversary Date)
05/01/2026

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee*
Street
City, State, Zip Code
BIOFORCE NANOSCIENCES HOLDINGS, INC.
2020 GENERAL BOOTH BLVD, STE 230
VIRGINIA BEACH, VA 23454

1a. Assignor
NATURAL MINERALS TRUST LLC
16192 COASTAL HWY
LEWES, DE 19958

*If more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees on page 2 of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* ■ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☑ Record Title, ☑ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description Additional space of page 2, if needed. Do not submit documents or agreements other than this form, such documents or agreements shall only be referenced herein.	Percent of Interest			Percent of Overriding Royalty Similar Interests	
	Owned	Conveyed	Retained	Reserved	Previously reserved or conveyed
a	b	c	d	e	f
T.4N R.61 E Meridian Mount Diablo State: NV County: Nye		100%		2% ORRI	
Sec.2 Lots 1 thru 4; S1/2NE1/4, S1/2NW1/4, S1/2;		100%		2% ORRI	
Sec.3 Lots 1 thru 4; Sec.3 S1/2NE1/4, S1/2NW1/4, S1/2		100%		2% ORRI	
T.5N, R.61E, Mt. Diablo, NV, Nye Cty, Sec.35 ALL		100%		2% ORRI	

FOR BLM USE ONLY – DO NOT WRITE BELOW THIS LINE

UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☑ Assignment approved for above described lands;

☐ Assignment approved for attached land description

☐ Assignment approved for land description indicated on reverse of this form

New Serial Number

Assignment approved effective JUL 0 1 2026

By /s/ Jonathan L. Estrella
Bureau of Land Management (BLM)

Supervisory Land Law Examiner
(Title)

JUN 22 2026
(Date)

(Continued on Page 2)

FOR ASSIGNOR

C

Form 3000-003
(Dec 2025)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES

Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
Act for Acquired Lands of 1947 (30 U.S.C. 351-359)
Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

FORM APPROVED
OMB NO. 1004-0034
Expires: Dec. 31, 2028

Lease Serial No.
NVNV106770414

Legacy Lease Serial No.

Lease Effective Date
(Anniversary Date)
05/01/2026

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee*
Street
City, State, Zip Code
BIOFORCE NANOSCIENCES HOLDINGS, INC.
2020 GENERAL BOOTH BLVD, STE 230
VIRGINIA BEACH, VA 23454

1a. Assignor
NATURAL MINERALS TRUST LLC
16192 COASTAL HWY
LEWES, DE 19958

*If more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees on page 2 of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* ☒ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☑ Record Title, ☑ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description Additional space of page 2, if needed. Do not submit documents or agreements other than this form, such documents or agreements shall only be referenced herein.	Percent of Interest			Percent of Overriding Royalty Similar Interests	
	Owned	Conveyed	Retained	Reserved	Previously reserved or conveyed
a	b	c	d	e	f
T.5N R.61 E Meridian Mount Diablo State: NV County: Nye		100%		2% ORRI	
Sec.7 Lots 1 thru 4;		100%		2% ORRI	
Sec.7 E1/2,E1/2NW1/4,E1/2SW1/4;		100%		2% ORRI	
Sec. 8 ALL;		100%		2% ORRI	
Sec. 9 ALL;		100%		2% ORRI	

RECEIVED
JUN 08 2026
BLM NVSO IAC

FOR BLM USE ONLY – DO NOT WRITE BELOW THIS LINE
UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☑ Assignment approved for above described lands;

☐ Assignment approved for attached land description

☐ Assignment approved for land description indicated on reverse of this form

New Serial Number

Assignment approved effective JUL 01 2026

By /s/ Jonathan L. Estrella — Supervisory Land Law Examiner — JUN 22 2026
Bureau of Land Management (BLM) (Title) (Date)

(Continued on Page 2)

FOR ASSIGNOR

C

Form 3000-003 (Dec 2025)	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	FORM APPROVED OMB NO. 1004-0034 Expires: Dec. 31, 2028

ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES

Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
Act for Acquired Lands of 1947 (30 U.S.C. 351-359)
Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

Lease Serial No. NVNV106770415

Legacy Lease Serial No.

Lease Effective Date (Anniversary Date) 05/01/2026

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee* Street City, State, Zip Code: BIOFORCE NANOSCIENCES HOLDINGS, INC. 2020 GENERAL BOOTH BLVD, STE 230 VIRGINIA BEACH, VA 23454

1a. Assignor: NATURAL MINERALS TRUST LLC 16192 COASTAL HWY LEWES, DE 19958

*If more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees on page 2 of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* ☒ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☑ Record Title, ☑ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description Additional space of page 2, if needed. Do not submit documents or agreements other than this form, such documents or agreements shall only be referenced herein. a	Percent of Interest Owned b	Percent of Interest Conveyed c	Percent of Interest Retained d	Percent of Overriding Royalty Similar Interests Reserved e	Percent of Overriding Royalty Similar Interests Previously reserved or conveyed f
T.5N R.61 E Meridian Mount Diablo State: NV County: Nye		100%		2% ORRI	
Sec.16 ALL;		100%		2% ORRI	
Sec. 17 ALL;		100%		2% ORRI	
Sec. 18 Lots 1 thru 4;		100%		2% ORRI	
Sec. 18 E1/2,E1/2NW1/4,E1/2SW1/4;		100%		2% ORRI	
Sec. 19 Lots 1 thru 4;		100%		2% ORRI	
Sec. 19 E1/2,E1/2NW1/4,E1/2SW1/4.		100%		2% ORRI	

RECEIVED
JUN 08 2026
BLM NVSO IAC

FOR BLM USE ONLY – DO NOT WRITE BELOW THIS LINE

UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☑ Assignment approved for above described lands;

☐ Assignment approved for attached land description

☐ Assignment approved for land description indicated on reverse of this form

New Serial Number

Assignment approved effective JUL 01 2026

By /s/ Jonathan L. Estrella — Supervisory Land Law Examiner — JUN 23 2026

Bureau of Land Management (BLM) (Title) (Date)

(Continued on Page 2)

FOR ASSIGNOR

C

Form 3000-003 (Dec 2025)	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT **ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES** Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.) Act for Acquired Lands of 1947 (30 U.S.C. 351-359) Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025) Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)	FORM APPROVED OMB NO. 1004-0034 Expires: Dec. 31, 2028 Lease Serial No. NVNV106770416 Legacy Lease Serial No. Lease Effective Date (Anniversary Date) 05/01/2026

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee* Street City, State, Zip Code: BIOFORCE NANOSCIENCES HOLDINGS, INC. 2020 GENERAL BOOTH BLVD, STE 230 VIRGINIA BEACH, VA 23454

1a. Assignor: NATURAL MINERALS TRUST LLC 16192 COASTAL HWY LEWES, DE 19958

*If more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees on page 2 of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* ■ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☑ Record Title, ☑ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description Additional space of page 2, if needed. Do not submit documents or agreements other than this form, such documents or agreements shall only be referenced herein. a	Percent of Interest: Owned b	Percent of Interest: Conveyed c	Percent of Interest: Retained d	Percent of Overriding Royalty Similar Interests: Reserved e	Percent of Overriding Royalty Similar Interests: Previously reserved or conveyed f
T.5N R.61 E Meridian Mount Diablo State: NV County: Nye		100%		2% ORRI	
Sec.20 ALL;		100%		2% ORRI	
Sec.21 ALL;		100%		2% ORRI	
Sec.22 ALL.		100%		2% ORRI	

RECEIVED
JUN 08 2026
BLM NVSO IAC

FOR BLM USE ONLY – DO NOT WRITE BELOW THIS LINE

UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☑ Assignment approved for above described lands;

☐ Assignment approved for attached land description

☐ Assignment approved for land description indicated on reverse of this form

New Serial Number

Assignment approved effective JUL 01 2026

By /s/ Jonathan L. Estrella — Bureau of Land Management (BLM)

Supervisory Land Law Examiner (Title)

JUN 22 2026 (Date)

(Continued on Page 2)

FOR ASSIGNOR

C

Form 3000-003 (Dec 2025)	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT **ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES** Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.) Act for Acquired Lands of 1947 (30 U.S.C. 351-359) Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025) Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)	FORM APPROVED OMB NO. 1004-0034 Expires: Dec. 31, 2028 Lease Serial No. NVNV106770417 Legacy Lease Serial No. Lease Effective Date (Anniversary Date) 05/01/2026

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee* BIOFORCE NANOSCIENCES HOLDINGS, INC.
Street 2020 GENERAL BOOTH BLVD, STE 230
City, State, Zip Code VIRGINIA BEACH, VA 23454

1a. Assignor NATURAL MINERALS TRUST LLC
16192 COASTAL HWY
LEWES, DE 19958

*If more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees on page 2 of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* ■ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☑ Record Title, ☑ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description Additional space of page 2, if needed. Do not submit documents or agreements other than this form, such documents or agreements shall only be referenced herein. a	Percent of Interest Owned b	Conveyed c	Retained d	Percent of Overriding Royalty Similar Interests Reserved e	Previously reserved or conveyed f
T.5N R.61 E Meridian Mount Diablo State: NV County: Nye		100%		2% ORRI	
Sec.26 ALL;		100%		2% ORRI	
Sec.27 ALL;		100%		2% ORRI	
Sec.28 ALL.		100%		2% ORRI	

RECEIVED
JUN 08 2026
BLM NVSO IAC

FOR BLM USE ONLY – DO NOT WRITE BELOW THIS LINE
UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☑ Assignment approved for above described lands;

☐ Assignment approved for attached land description

☐ Assignment approved for land description indicated on reverse of this form

New Serial Number

Assignment approved effective JUL 01 2026

By /s/ Jonathan L. Estrella — Supervisory Land Law Examiner — JUN 23 2026
Bureau of Land Management (BLM) (Title) (Date)

(Continued on Page 2)

(Form 3000-003)

FOR ASSIGNOR

C

Form 3000-003
(Dec 2025)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES

Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
Act for Acquired Lands of 1947 (30 U.S.C. 351-359)
Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

FORM APPROVED
OMB NO. 1004-0034
Expires: Dec. 31, 2028

Lease Serial No.
NVNV106770418

Legacy Lease Serial No.

Lease Effective Date (Anniversary Date)
05/01/2026

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee* Street City, State, Zip Code: BIOFORCE NANOSCIENCES HOLDINGS, INC. 2020 GENERAL BOOTH BLVD, STE 230 VIRGINIA BEACH, VA 23454

1a. Assignor: NATURAL MINERALS TRUST LLC 16192 COASTAL HWY LEWES, DE 19958

*If more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees on page 2 of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* ☒ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☑ Record Title, ☑ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description Additional space of page 2, if needed. Do not submit documents or agreements other than this form, such documents or agreements shall only be referenced herein. a	Percent of Interest Owned b	Percent of Interest Conveyed c	Percent of Interest Retained d	Percent of Overriding Royalty Similar Interests Reserved e	Percent of Overriding Royalty Similar Interests Previously reserved or conveyed f
T.5N R.61 E Meridian Mount Diablo State: NV County: Nye		100%		2% ORRI	
Sec.29 ALL;		100%		2% ORRI	
Sec. 30 Lots 1 thru 4;		100%		2% ORRI	
Sec.30 E1/2, E1/2NW1/4, E1/2SW1/4;		100%		2% ORRI	
Sec. 31 Lots 1,2;		100%		2% ORRI	
Sec. 31 E1/2, E1/2NW1/4, E1/2SW1/4.		100%		2% ORRI	

RECEIVED
JUN 08 2026
BLM NVSO IAC

FOR BLM USE ONLY – DO NOT WRITE BELOW THIS LINE

UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☑ Assignment approved for above described lands;

☐ Assignment approved for attached land description

☐ Assignment approved for land description indicated on reverse of this form

New Serial Number

Assignment approved effective JUL 01 2026

By /s/ Jonathan L. Estrella
Bureau of Land Management (BLM)

Supervisory Land Law Examiner
(Title)

JUN 23 2026
(Date)

(Continued on Page 2)

FOR ASSIGNOR

C

Form 3000-003 (Dec 2025)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES

Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
Act for Acquired Lands of 1947 (30 U.S.C. 351-359)
Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

FORM APPROVED
OMB NO. 1004-0034
Expires: Dec. 31, 2028

Lease Serial No. NVNV106770419

Legacy Lease Serial No.

Lease Effective Date (Anniversary Date) 05/01/2026

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee* / Street / City, State, Zip Code: BIOFORCE NANOSCIENCES HOLDINGS, INC., 2020 GENERAL BOOTH BLVD, STE 230, VIRGINIA BEACH, VA 23454

1a. Assignor: NATURAL MINERALS TRUST LLC, 16192 COASTAL HWY, LEWES, DE 19958

*If more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees on page 2 of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* ☒ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☑ Record Title, ☑ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description Additional space of page 2, if needed. Do not submit documents or agreements other than this form, such documents or agreements shall only be referenced herein. a	Percent of Interest Owned b	Percent of Interest Conveyed c	Percent of Interest Retained d	Percent of Overriding Royalty Similar Interests Reserved e	Percent of Overriding Royalty Similar Interests Previously reserved or conveyed f
T.5N R.61 E Meridian Mount Diablo State: NV County: Nye		100%		2% ORRI	
Sec. 32 ALL;		100%		2% ORRI	
Sec. 33 ALL;		100%		2% ORRI	
Sec. 34 ALL.		100%		2% ORRI	

RECEIVED
JUN 08 2026
BLM NVSO IAC

FOR BLM USE ONLY – DO NOT WRITE BELOW THIS LINE
UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☑ Assignment approved for above described lands;

☐ Assignment approved for attached land description

☐ Assignment approved for land description indicated on reverse of this form

New Serial Number

Assignment approved effective JUL 01 2026

By /s/ Jonathan L. Estrella — Supervisory Land Law Examiner — JUN 23 2026

Bureau of Land Management (BLM) (Title) (Date)

(Continued on Page 2)

FOR ASSIGNOR

Form 3000-003
(Dec 2025)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES

Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
Act for Acquired Lands of 1947 (30 U.S.C. 351-359)
Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

FORM APPROVED
OMB NO. 1004-0034
Expires: Dec. 31, 2028

Lease Serial No.
NVNV106770420

Legacy Lease Serial No.

Lease Effective Date
(Anniversary Date)
05/01/2026

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee*
Street
City, State, Zip Code
BIOFORCE NANOSCIENCES HOLDINGS, INC.
2020 GENERAL BOOTH BLVD, STE 230
VIRGINIA BEACH, VA 23454

1a. Assignor
NATURAL MINERALS TRUST LLC
16192 COASTAL HWY
LEWES, DE 19958

*If more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees on page 2 of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* ■ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☑ Record Title, ☑ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description Additional space of page 2, if needed. Do not submit documents or agreements other than this form, such documents or agreements shall only be referenced herein. a	Percent of Interest Owned b	Percent of Interest Conveyed c	Percent of Interest Retained d	Percent of Overriding Royalty Similar Interests Reserved e	Percent of Overriding Royalty Similar Interests Previously reserved or conveyed f
T.9N R.61 E Meridian Mount Diablo State: NV County: Nye		100%		2% ORRI	
Sec. 2 Lots 1,2;		100%		2% ORRI	
Sec. 2 S1/2NE1/4, SE1/4NW1/4, E1/2SW, SE1/4;		100%		2% ORRI	
Sec. 3 Lots 2 thru 4;		100%		2% ORRI	
Sec. 3 S1/2NE1/4, S1/2NW1/4, S1/2;		100%		2% ORRI	
Sec. 4 Lots 1 thru 4;		100%		2% ORRI	
Sec. 4 S1/2NE1/4, S1/2NW1/4, S1/2.		100%		2% ORRI	

RECEIVED
JUN 08 2026
BLM NVSO IAC

FOR BLM USE ONLY – DO NOT WRITE BELOW THIS LINE

UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☑ Assignment approved for above described lands;

☐ Assignment approved for attached land description

New Serial Number

☐ Assignment approved for land description indicated on reverse of this form

Assignment approved effective JUL 01 2026

By /s/ Jonathan L. Estrella
Bureau of Land Management (BLM)

Supervisory Land Law Examiner
(Title)

JUN 22 2026
(Date)

(Continued on Page 2)

FOR ASSIGNOR

C

Form 3000-003 (Dec 2025)	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT **ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES** Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.) Act for Acquired Lands of 1947 (30 U.S.C. 351-359) Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025) Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)	FORM APPROVED OMB NO. 1004-0034 Expires: Dec. 31, 2028 Lease Serial No. NVNV106770421 Legacy Lease Serial No. Lease Effective Date (Anniversary Date) 05/01/2026

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee* BIOFORCE NANOSCIENCES HOLDINGS, INC.
Street 2020 GENERAL BOOTH BLVD, STE 230
City, State, Zip Code VIRGINIA BEACH, VA 23454

1a. Assignor NATURAL MINERALS TRUST LLC
16192 COASTAL HWY
LEWES, DE 19958

*If more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees on page 2 of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* ■ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☑ Record Title, ☑ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description Additional space of page 2, if needed. Do not submit documents or agreements other than this form, such documents or agreements shall only be referenced herein. a	Percent of Interest Owned b	Conveyed c	Retained d	Percent of Overriding Royalty Similar Interests Reserved e	Previously reserved or conveyed f
T.9N R.61 E Meridian Mount Diablo State: NV County: Nye		100%		2% ORRI	
Sec. 9 ALL;		100%		2% ORRI	
Sec. 10 ALL;		100%		2% ORRI	
Sec. 11 NE1/4, E1/2NW1/4, W1/2SW1/4, SE1/4.		100%		2% ORRI	

RECEIVED
JUN 08 2026
BLM NVSO IAC

FOR BLM USE ONLY – DO NOT WRITE BELOW THIS LINE
UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☑ Assignment approved for above described lands; ☐ Assignment approved for attached land description

New Serial Number

Assignment approved effective JUL 01 2026 ☐ Assignment approved for land description indicated on reverse of this form

By /s/ Jonathan L. Estrella Supervisory Land Law Examiner JUN 22 2026
Bureau of Land Management (BLM) (Title) (Date)

(Continued on Page 2)

FOR ASSIGNOR

C

Form 3000-003
(Dec 2025)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES

Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
Act for Acquired Lands of 1947 (30 U.S.C. 351-359)
Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

FORM APPROVED
OMB NO. 1004-0034
Expires: Dec. 31, 2028

Lease Serial No.
NVNV106770422

Legacy Lease Serial No.

Lease Effective Date
(Anniversary Date)
05/01/2026

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee* BIOFORCE NANOSCIENCES HOLDINGS, INC.
Street 2020 GENERAL BOOTH BLVD, STE 230
City, State, Zip Code VIRGINIA BEACH, VA 23454

1a. Assignor NATURAL MINERALS TRUST LLC
16192 COASTAL HWY
LEWES, DE 19958

*If more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees on page 2 of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* ☒ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☑ Record Title, ☑ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description Additional space of page 2, if needed. Do not submit documents or agreements other than this form, such documents or agreements shall only be referenced herein.	Percent of Interest			Percent of Overriding Royalty Similar Interests	
	Owned	Conveyed	Retained	Reserved	Previously reserved or conveyed
a	b	c	d	e	f
T.10N R.61 E Meridian Mount Diablo State: NV County: Nye		100%		2% ORRI	
Sec. 33 ALL;		100%		2% ORRI	
Sec. 34 W1/2NE1/4, W1/2, W1/2SE1/4.		100%		2% ORRI	

RECEIVED
JUN 08 2026
BLM NVSO IAC

FOR BLM USE ONLY – DO NOT WRITE BELOW THIS LINE
UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☑ Assignment approved for above described lands;

☐ Assignment approved for attached land description

☐ Assignment approved for land description indicated on reverse of this form

New Serial Number

Assignment approved effective JUL 01 2026

By /s/ Jonathan L. Estrella
Bureau of Land Management (BLM)

Supervisory Land Law Examiner
(Title)

JUN 22 2026
(Date)

(Continued on Page 2)

FOR ASSIGNOR